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                                                                    EXHIBIT 24.2

                                POWER OF ATTORNEY

         Xerox Corporation (the "Company") and each person whose signature appears below authorized each of A. M. Mulcahy, G. B. Tayler, M. S. Wagner and
D. H. Marshall (each an "appointee") to file, either in paper or electronic form, from time to time one or more registration statements and amendments thereto (including post-effective amendments), under the Securities Act of 1933, as amended, for the purpose of registering the offering, issuance and exchange of securities in connection with the Company's 9 3/4% Senior Notes due 2009, which registration statements and amendments shall contain such information and exhibits as any such appointee deems advisable. Each such person hereby appoints each appointee as attorney-in-fact, with full power to act alone, to execute any such registration statements and any and all amendments thereto and any and all other documents in connection therewith, in the name of and on behalf of the Company and each such person, individually and in each capacity stated below, including the power to enter electronically such company identification numbers, passwords and other information as may be required to effect such filing as prescribed under the rules and regulations of the Securities and Exchange Commission (the "SEC"), and to file, either in paper or electronic form, with the SEC a form of this Power of Attorney. Each such person individually and in such capacities stated below hereby grants to said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned could do personally or in the capacities as aforesaid.

                                             XEROX CORPORATION


Dated as of April 17, 2002                   By:  /s/  ANNE M. MULCAHY
                                                  ----------------------
                                                  Anne M. Mulcahy
                                                  Chairman of the Board and
                                                  Chief Executive Officer


/s/  ANNE M. MULCAHY                    Chairman of the Board, Chief Executive Officer, Director
-------------------------------         and Acting Chief Financial Officer
Anne M. Mulcahy                         (Principal Executive Officer and Acting Principal Financial Officer)


/s/ GARY R. KABURECK                    Assistant Controller and Chief Accounting Officer
-------------------------------         (Principal Accounting Officer)
Gary R. Kabureck


                                        Director
-------------------------------
Antonia Ax:son Johnson


/s/ VERNON E. JORDAN, Jr.               Director
-------------------------------
Vernon E. Jordan, Jr.


/s/ YOTARO KOBAYASHI                    Director
-------------------------------
Yotaro Kobayashi



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/s/ HILMAR KOPPER                       Director
-------------------------------
Hilmar Kopper


--------------------------------        Director
Ralph S. Larsen


--------------------------------        Director
George J. Mitchell


                                        Director
-------------------------------
N.J. Nicholas, Jr.


-------------------------------         Director
John E. Pepper


/s/ MARTHA R. SEGER                     Director
-------------------------------
Martha R. Seger


/s/ THOMAS C. THEOBALD                  Director
-------------------------------
Thomas C. Theobald